OTHER (INCOME) EXPENSES, NET (non-operational) (Narrative) (Details) - USD ($) $ in Thousands			12 Months Ended
		Sep. 13, 2018	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Measurement of the previous investment in this companies at the acquisition date to fair value	[1]		$ 14,677
Road Track [Member]
Measurement of the previous investment in this companies at the acquisition date to fair value		$ 14,700

[1]	As a result of the acquisition described in Notes 1A, 3 the company gained control over certain companies (see Note 4.2) that previously were accounted under the equity method (JV's)and started to consolidate their financial statements. The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.